UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2017

Rave Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Missouri 0-12919 45-3189287
(State or other jurisdiction of incorporation)                      (Commission File Number)                  (IRS Employer Identification No.)

3551 Plano Parkway, The Colony, Texas    75056
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (469) 384-5000

Rave Restaurant Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 8, Rave Restaurant Group, Inc. issued a press release discussing financial results of its second fiscal quarter 2017 ended December 25, 2016, a copy of which is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Rave Restaurant Group, Inc. press release dated February 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rave Restaurant Group, Inc.
Date: February 8, 2017	By: /s/ Scott Crane Scott Crane President and Chief Executive Officer